Subsequent events	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Subsequent events

40.	Subsequent events

Acquisition of V8.Tech Consulting S.A.

On November 26, 2025, the Company approved the Agreement for the acquisition of 100% of the share capital of V8 Consulting S.A. “V8.Tech” for R$ 140 million, an amount that may be increased by additional payments (earn-outs) of up to R$ 140 million, subject to the fulfillment of certain conditions, over a term of 6 years. V8.Tech is a technology company specialized in the integration of digital solutions and managed services, with a strong focus on digital transformation, cloud computing, and artificial intelligence. The transaction reinforces TIM’s strategy focused on B2B, significantly expanding the Company’s ability to offer complete digital transformation solutions. The transaction was approved by the Brazilian Administrative Council for Economic Defense (CADE) on December 19, 2025, but the closing of the transaction would be conditioned on the verification of other usual conditions for transactions of this nature.

On January 30, 2026, after all applicable conditions precedent had been met, the Company completed the acquisition of the entire share capital of V8.Tech, under the terms and conditions previously communicated.

Acquisition of All I-Systems Shares

On February 11, 2026, the Board of Directors of TIM S.A., approved the execution of a Share Purchase Agreement (“SPA”) with IHS Fiber Brasil – Cessão de Infraestruturas Ltda. (“IHS Brasil”) for the acquisition, by TIM S.A., of 51% of the total capital stock of I-Systems Soluções de Infraestrutura S.A. (“I-Systems”) currently held by IHS Brasil, for the amount of R$ 950 million, to be paid on the closing date of the transaction. If the transaction is concluded, TIM S.A., which already owns 49% of the capital stock of I-Systems, will hold all of its shares, making I-Systems a wholly-owned subsidiary of TIM S.A.

The completion of this transaction is contingent upon the fulfillment of certain customary precedent conditions, including, among others, obtaining the required approvals from CADE and ANATEL, as well as any necessary corporate approvals, as applicable. In March 2026, ANATEL and CADE approved the transaction.

Distribution of interest on shareholders’ equity

The Company’s Board of Directors approved the distribution of R$ 390,000 in interest on shareholders’ equity as of March 18, 2026. The payment will be made until April 30, 2026, and the date for identification of shareholders entitled to receive such amounts took place on March 23, 2026.

Strategic Agreement with American Tower do Brasil

On March 2, 2026, the Company signed a new strategic agreement with American Tower do Brasil (“ATC”), redefining the terms of their infrastructure partnership. The agreement consolidates all existing contracts into a single framework covering approximately 9,000 towers—about 30% of our infrastructure park—with a unified term extending through 2034.

The initiative represents a relevant step in the long-term relationship between ATC and us, reinforcing our continuous commitment to operational efficiency, simplification of governance and sustainable evolution of the network. The agreement is part of our lease efficiency plan and supports the achievement of the objectives and goals that make up our strategic plan.